UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                November 18, 2003
                                 Date of Report
                        (Date of earliest event reported)



                         TEAM SPORTS ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)

            Delaware               0-23100                   22-2649848
            --------               -------                   ----------
(State or other jurisdiction     (Commission                (IRS Employer
       of incorporation)         File Number)              Identification No.)


                 16501 D Northcross Dr., Huntersville, NC 28078
                    (Address of principal executive offices)

            13801 Reese Blvd West, Suite 150, Huntersville, NC 28078
                 (Former address of principal executive offices)


                                 (704) 895-3000
                          Registrant's telephone number









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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)  Previous Independent Accountant

On November 18, 2003, Team Sports Entertainment, Inc. ("registrant" or the "Company") notified Elliott Davis, LLC ("Davis") of Columbia, South Carolina that effective November 18, 2003, Davis would be dismissed as the registrant's independent accountant. Davis had served as the registrant's principal independent accountant to audit the Company's financial statements for the fiscal year ended December 31, 2002. The dismissal of Davis was approved by the Board of Directors of the Company on November 18, 2003.

Davis' audit report for the fiscal year ended December 31, 2002 and note 1 to the corresponding financial statements, contained a qualification regarding the Company's ability to continue as a going concern due to the Company not having commenced operations and its total liabilities and commitments exceed current assets available to fund operations and such audit report stated these factors raised "substantial doubt" about the Company's ability to continue as a going concern (the "Going Concern Qualification"). The audited financial statements of the Company for the fiscal year ended December 31, 2002 did not include any adjustments in respect of the Going Concern Qualification.

Other than the Going Concern Qualification, the audit reports of Davis on the financial statements of the Company for the fiscal year ended December 31, 2002, and any subsequent interim period, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the financial statements of the Company for the fiscal year ended December 31, 2002 and any subsequent interim period, the Company had no disagreements with Davis on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Davis, would have caused Davis to make reference to the subject matter of the disagreement(s) in connection with Davis' report.

During the Company's fiscal year ended December 31, 2002, and any subsequent period, Davis did not advise the Company of any of the matters identified in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

The Company provided Davis a copy of the above disclosures and requested Davis to furnish a letter addressed to the Securities and Exchange Commission, stating whether Davis agreed with the above statements and, if not, stating the respects in which Davis did not agree. (A copy of Elliott Davis, LLC's letter to the SEC, dated November 24, 2003, is filed as Exhibit 16 to the Form 8-K.)




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(b)  New Independent Accountant

As of November 18, 2003, the Company engaged Guest & Company, P.C. ("Guest") of Tulsa, Oklahoma as its new independent accountant. The engagement of Guest was approved by the Board of Directors of the Company on November 18, 2003. Guest was the Company's independent accountant for fiscal year ended December 31, 2001 and the subsequent interim periods until December 11, 2002.

During the period that Davis was independent accountant for the registrant, December 11, 2002 through November 18, 2003, neither the Company nor anyone acting on the Company's behalf consulted Guest regarding either:
         (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statement, and neither a written report nor oral advise was provided by Guest to the Company that Guest concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue; or
         (ii) any matter that was either the subject of a "disagreement," as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a "reportable event," as that term is defined in Item 304(a)(1)(v) of Regulation S-K.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                         TEAM SPORTS ENTERTAINMENT, INC.


                         By /s/ Terry Hanson, President


Date:   November 24, 2003






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                                  EXHIBIT INDEX


Exhibit                                                                                               Page
Number                     Description                                                              Number

16                         Letter from Elliott Davis, LLC dated November 24, 2003                        5






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Exhibit 16





                                                   November 24, 2003



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Gentlemen:

We were previously the independent accountants for Team Sports Entertainment, Inc. (Commission File Number 0-23100), and on March 5, 2003, we reported on the consolidated financial statements of Team Sports Entertainment, Inc. and subsidiary as of and for the year ended December 31, 2002. On November 19, 2003 we were dismissed as independent accountants of Team Sport Entertainment Inc. We have read Team Sports Entertainment, Inc.'s statements included under Item 4 of its Form 8-K for November 19, 2003, and agree with such statements.

Sincerely,

/s/ Elliott Davis, LLC
-----------------
Elliott Davis, LLC

Columbia, South Carolina
November 24, 2003



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